The Prudential Variable Contract Account 10

Supplement dated June 13, 2014 to the
Prospectus and Statement of Additional Information (SAI) dated May 1, 2014
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Effective on or about July 15, 2014, Spiros “Sig” Segalas will join David A. Kiefer as a portfolio manager. In order to reflect the addition of Mr. Segalas, the Prospectus and SAI are hereby amended, as set out below:

The section of the Prospectus entitled “Management—Advisory Arrangements” is amended by including the following professional biography for Mr. Segalas:

Spiros “Sig” Segalas is a founding member of Jennison in 1969 and is currently President and Chief Investment Officer of Jennison. He received his BA from Princeton University.

The section of the SAI entitled “Management and Advisory Arrangements—Additional Information About the Portfolio Manager” is hereby revised by including the following table of other account information for Mr. Segalas:

Information About Other Accounts Managed by Spiros “Sig” Segalas
Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts (Thousands)	Ownership of Fund Securities
15/$39,006,114	3/$690,808	5/$1,956,409	None

The structure of, and methods used by Jennison to determine Mr. Segalas’ and Mr. Kiefer’s compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio manager are listed below in order of importance.

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The following primary quantitative factor is reviewed for the portfolio managers:

❑	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
o	Performance for the composite of account s that includes the portion of the Fund managed by Mr. Segalas is measured against the Russell 1000 Growth Index.
o	Performance for the composite of accounts that includes the portion of the Fund managed by Mr. Kiefer is measured against the Russell 1000 Value Index.

The qualitative factors reviewed for the portfolio manager may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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